                                                                  Exhibit (8)(h)

                                     FORM OF
                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT
                            AMENDED FEBRUARY 2, 1998

FUND                                                                    EFFECTIVE DATE
----                                                                    --------------
A.  Sweep Funds
Schwab Money Market Fund                                                May 1, 1993

Schwab Government Money Fund                                            May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                                May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                     May 1, 1993

Schwab US Treasury Money Fund                                           May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                       November 10, 1994

Schwab New Jersey Municipal Money Fund                                  January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                January 20, 1998


B.  Other Funds
Schwab Value Advantage Money Fund-Investor Shares                       May 1, 1993

Schwab Institutional Advantage Money Fund                               May 1, 1993

Schwab Retirement Money Fund                                            November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares                      June 6, 1995

Schwab California Municipal Money Fund-Value Advantage Shares           June 6, 1995

Schwab New York Municipal Money Fund-Sweep Shares-Value Advantage       June 6, 1995
Shares

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By:    ________________________
                                    Name:  William J. Klipp
                                    Title: Executive Vice President and Chief
                                           Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    ________________________
                                    Name:  Colleen M. Hummer
                                    Title: Senior Vice President

                                                                  Exhibit (8)(h)

                                     FORM OF
                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT
                            AMENDED FEBRUARY 2, 1998

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

   FUND                                                                    FEE
   ----                                                                    ---
A. Sweep Funds
   Schwab Money Market Fund                                                An annual fee, payable monthly, of twenty
                                                                           one-hundredths of one percent (.20%) of the
                                                                           Fund's average daily net assets

   Schwab Government Money Fund                                            An annual fee, payable monthly, of twenty
                                                                           one-hundredths of one percent (.20%) of the
                                                                           Fund's average daily net assets

   Schwab Municipal Money Fund-Sweep Shares                                An annual fee, payable monthly, of (formerly
                                                                           Schwab Tax-Exempt Money Fund) twenty
                                                                           one-hundredths of one percent (.20%) of the
                                                                           Fund's average daily net assets

   Schwab California Municipal Money Fund-Sweep Shares                     An annual fee, payable monthly, of
   (formerly Schwab California Tax-Exempt Money Fund)                      twenty one-hundredths of one percent
                                                                           (.20%) of the Fund's average daily net
                                                                           assets

   Schwab US Treasury Money Fund                                           An annual fee, payable monthly, of twenty
                                                                           one-hundredths of one percent (.20%) of the
                                                                           Fund's average daily net assets

   Schwab New York Municipal Money Fund-Sweep Shares                       An annual fee, payable monthly, of
   (formerly Schwab New York Tax-Exempt Money Fund)                        twenty one-hundredths of one percent
                                                                           (.20%) of the Fund's average daily net
                                                                           assets

   Schwab New Jersey Municipal Money Fund                                  An annual fee, payable monthly, of
                                                                           twenty one-hundredths of one percent
                                                                           (.20%) of the Fund's average daily net
                                                                           assets

   Schwab Pennsylvania Municipal Money Fund                                An annual fee, payable monthly, of twenty
                                                                           one-hundredths of one percent (.20%) of the
                                                                           Fund's average daily net assets

B. Other Funds
   Schwab Value Advantage Money Fund-Investor Shares                       An annual fee, payable monthly, of
                                                                           twenty one-hundredths of one percent
                                                                           (.20%) of the Fund's average daily net

                                                                           assets

   Schwab Institutional Advantage Money Fund                               An annual fee, payable monthly, of twenty
                                                                           one-hundredths of one percent (.20%) of the
                                                                           Fund's average daily net assets

   Schwab Retirement Money Fund                                            An annual fee, payable monthly, of
                                                                           twenty one-hundredths of one percent
                                                                           (.20%) of the Fund's average daily net
                                                                           assets

   Schwab Municipal Money Fund-Value Advantage Shares                      An annual fee, payable monthly, of (formerly Schwab
                                                                           Tax-Exempt Money Fund) twenty one-hundredths of one
                                                                           percent (.20%) of the Fund's average daily net assets

   Schwab California Municipal Money Fund-Value Advantage Shares           An annual fee, payable monthly, of
   (formerly Schwab California Tax-Exempt Money Fund)                      twenty one-hundredths of one percent
                                                                           (.20%) of the Fund's average daily net
                                                                           assets

   Schwab New York Municipal Money Fund-Value Advantage Shares             An annual fee, payable monthly, of
   (formerly Schwab New York Tax-Exempt Money Fund)                        twenty one-hundredths of one percent
                                                                           (.20%) of the Fund's average daily net
                                                                           assets



                                THE CHARLES SCHWAB FAMILY OF FUNDS

                                By:      ________________________
                                Name:    William J. Klipp
                                Title:   Executive Vice President
                                         and Chief Operating Officer

                                CHARLES SCHWAB & CO., INC.

                                By:      ________________________
                                Name:    Colleen M. Hummer
                                Title:   Senior Vice President